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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 2003



                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



       Minnesota                       001-09225                  41-0268370
(State of Incorporation)       (Commission file number)       (I.R.S. Employer
                                                             Identification No.)



1200 Willow Lake Boulevard, St. Paul, Minnesota                   55110-5101
   (Address of principal executive offices)                       (Zip Code)



                                 (651) 236-5900
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On January 14, 2003, H.B. Fuller Company announced its sales and earnings for the fourth quarter and fiscal year ended November 30, 2002. A copy of the press release that discusses this matter is filed as Exhibit 99(a) to, and incorporated by reference in, this report.

Item 7. Financial Statements and Exhibits.

        Exhibit 99(a)     Press Release dated January 14, 2003



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       H.B. FULLER COMPANY
                                       Date: January 14, 2003

                                       By: /s/Patricia L. Jones

                                       Patricia L. Jones
                                       Senior Vice President, Chief
                                       Administrative Officer, General
                                       Counsel and Corporate Secretary